                                                                   EXHIBIT 10.18

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AGREEMENT entered into as of August 9, 2001 between ESCO Technologies Inc. ("Company") and Charles J. Kretschmer ("Executive).

                                   WITNESSETH:

         WHEREAS, the Company and the Executive entered into an Employment Agreement as of November 3, 1999 ("Agreement"); and

         WHEREAS, the parties retained the right to amend the Agreement pursuant to Article 15 thereof; and

         WHEREAS, the parties desire to amend the Agreement effective as of August 9, 2001;

         NOW, THEREFORE, effective as of August 9, 2001, the Agreement is amended as follows:

         1. The following is added at the end of Paragraph 1:

         This Agreement shall be extended until November 2, 2004.

         IN WITNESS WHEREOF, the foregoing Agreement was executed effective as of August 9, 2001.


ESCO TECHNOLOGIES INC.


By:
   ------------------------------               ------------------------------
                                                Charles J. Kretschmer

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AGREEMENT entered into as of August 9, 2001 between ESCO Technologies Inc. ("Company") and Alyson S. Barclay ("Executive).

                                   WITNESSETH:

         WHEREAS, the Company and the Executive entered into an Employment Agreement as of November 3, 1999 ("Agreement"); and

         WHEREAS, the parties retained the right to amend the Agreement pursuant to Article 15 thereof; and

         WHEREAS, the parties desire to amend the Agreement effective as of August 9, 2001;

         NOW, THEREFORE, effective as of August 9, 2001, the Agreement is amended as follows:

         2. The following is added at the end of Paragraph 1:

         This Agreement shall be extended until November 2, 2004.

         IN WITNESS WHEREOF, the foregoing Agreement was executed effective as of August 9, 2001.


ESCO TECHNOLOGIES INC.


By:
   ------------------------------               ------------------------------
                                                Alyson S. Barclay

                        AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AGREEMENT entered into as of August 9, 2001 between ESCO Technologies Inc. ("Company") and Victor L. Richey, Jr. ("Executive).

                                   WITNESSETH:

         WHEREAS, the Company and the Executive entered into an Employment Agreement as of November 3, 1999 ("Agreement"); and

         WHEREAS, the parties retained the right to amend the Agreement pursuant to Article 15 thereof; and

         WHEREAS, the parties desire to amend the Agreement effective as of August 9, 2001;

         NOW, THEREFORE, effective as of August 9, 2001, the Agreement is amended as follows:

         3. The following is added at the end of Paragraph 1:

         This Agreement shall be extended until November 2, 2004.

         IN WITNESS WHEREOF, the foregoing Agreement was executed effective as of August 9, 2001.


ESCO TECHNOLOGIES INC.


By:
   ------------------------------               ------------------------------
                                                Victor L. Richey, Jr.